UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 26, 2002




                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)




--------------------------------------------------------------------------------
         Delaware                      1-12074                   72-1235413
 (State or other jurisdiction      (Commission File         (I.R.S. employer
of incorporation or organization)       Number)             identification no.)
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       625 E. Kaliste Saloom Road
         Lafayette, Louisiana                                70508
  (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (337) 237-0410


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 26, 2002, the Board of Directors of Stone Energy Corporation ("Stone"), upon recommendation of the Audit Committee, resolved to discharge Arthur Andersen LLP ("Andersen") to act as Stone's independent public accountant. Also, Stone's Board of Directors approved the appointment of Ernst & Young LLP ("Ernst & Young") to serve as Stone's independent public accountant for the fiscal year ending December 31, 2002.

     The audit reports of Andersen on Stone's consolidated financial statements as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. In addition, there were no modifications as to accounting principles except that the audit report of Andersen dated February 21, 2002 contained an explanatory paragraph with respect to the change in the method of accounting for derivative instruments effective January 1, 2001 as required by the Financial Accounting Standards Board.

     During Stone's two most recent fiscal years ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, there were no disagreements between Stone and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

     Stone provided Andersen with a copy of the above disclosures. A letter dated June 26, 2002 from Andersen stating its agreement with such statements is filed as Exhibit 16.1 to this Form 8-K.

     Stone's press release dated June 26, 2002, announcing the appointment of Ernst & Young as Stone's independent public accountants for the fiscal year ending December 31, 2002, is filed as Exhibit 99.1 to this Form 8-K.

     During Stone's two most recent fiscal years ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, Stone did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Stone's consolidated financial statements, or any other matters or reportable events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.

          16.1 Letter of Arthur Andersen LLP, dated June 26, 2002, regarding change in certifying accountant.

          99.1 Press Release, dated June 26, 2002, "Stone Energy Appoints Ernst & Young as Independent Public Accountants for 2002".

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 STONE ENERGY CORPORATION



Date: June 26, 2002                          By: /s/ James H. Prince
                                                ---------------------------
                                                     James H. Prince
                                                  Senior Vice President -
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                      DESCRIPTION
-------                    -------------

16.1 Letter of Arthur Andersen LLP, dated June 26, 2002, regarding change in certifying accountant.

99.1 Press Release, dated June 26, 2002, "Stone Energy Appoints Ernst & Young as Independent Public Accountants for 2002".